Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	PEP VIII INTERNATIONAL LTD.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P

Signature:

PEP VIII INTERNATIONAL LTD.

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020

Name of Joint Filer:	PROVIDENCE EQUITY GP VIII L.P.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P.

Signature:

PROVIDENCE EQUITY GP VIII L.P.

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020

Name of Joint Filer:	PEP VIII (SCOTLAND) INTERNATIONAL LTD.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P

Signature:

PEP VIII (SCOTLAND) INTERNATIONAL LTD.

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020

Name of Joint Filer:	PROVIDENCE EQUITY GP VIII (SCOTLAND) L.P.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P

Signature:

PROVIDENCE EQUITY GP VIII (SCOTLAND) L.P.

By: PEP VIII (Scotland) International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020

Name of Joint Filer:	PROVIDENCE EQUITY PARTNERS VIII-A L.P.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P

Signature:

PROVIDENCE EQUITY PARTNERS VIII-A L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020

Name of Joint Filer:	PROVIDENCE EQUITY PARTNERS VIII (SCOTLAND) L.P.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P

Signature:

PROVIDENCE EQUITY PARTNERS VIII (SCOTLAND) L.P.

By: Providence Equity GP VIII (Scotland) L.P., its general partner

By: PEP VIII (Scotland) International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020

Name of Joint Filer:	PEP VIII INTERMEDIATE 5 L.P.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P

Signature:

PEP VIII INTERMEDIATE 5 L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020

Name of Joint Filer:	PEP VIII INTERMEDIATE 6 L.P.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P

Signature:

PEP VIII INTERMEDIATE 6 L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020

Name of Joint Filer:	PEP VIII ADVERTISING CO-INVESTMENT L.P.
Address of Joint Filer:	50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	OUTFRONT Media Inc. [OUT]

Date of Event
Requiring Statement (Month/Day/Year):	April 20, 2020

Designated Filer:	Providence Equity Partners VIII-A L.P.

Signature:

PEP VIII ADVERTISING CO-INVESTMENT L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

Date:  April 28, 2020